Dreyfus
California
Municipal
Income, Inc.
Annual Report


September 30, 1997

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus California Municipal Income, Inc. for its fiscal year ended September 30, 1997. Your Fund produced a total return, including bond price changes and interest income, of 8.48%.* During the reporting period, the Fund produced income dividends exempt from Federal and State of California personal income taxes of $ .573 per share.** This is equivalent to a Federally tax-free distribution rate per share of 5.59%.***

THE ECONOMY

   Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the Fed) embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan has been a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.

   There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.

   Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   In addition, the Fed has expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output.

   Despite the quiescence of inflation, it is difficult to imagine continued strong economic growth without price pressures. There has been much talk of a so-called "new era" in economics, an age when the economy continues to grow strongly, unemployment remains low, and inflation is subdued. Perhaps, but there are limits to everything, and some factors explaining the absence of inflation - the strong dollar, low energy and food costs, and huge business investment in technology - may well be temporary. We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.

MARKET ENVIRONMENT

   Of course, the bond markets reacted quite favorably to this spate of positive news on the economy and inflation. Throughout the past year, bond yields have moved within a broadly defined range. At the present time, yields have moved to the lower end of the trading range, but have yet to break out and establish new yield lows (higher prices). Without clear evidence that the markets are about to push through to even lower yields, we currently think that the markets should continue to be bounded within the current range.

   What are the implications for tax-exempt investments? It shouldn't be assumed that what holds true for the U.S. Treasury and corporate bond markets applies equally to municipals. In fact, during the latest phase of the bond market rally, when yields on Treasury bonds dropped by over 25 basis points (one quarter of 1%), municipal yields barely moved. There are a number of reasons for this underperformance of the tax-exempt sector. First, new issue supply was running at a record pace. Second, individual investors were still more enticed by the potential returns of stocks versus bonds. Finally, even though tax-exempts have underperformed taxables of late, municipal yields have actually declined by 0.5% this year; many investors question whether rates have the capacity to fall further. The economy continues to display considerable strength, while the threat of rising inflation pressures overhangs the markets. Presently, there exist a number of obstacles, but the longer-term outlook is quite favorable. Supply should diminish in the weeks ahead, thus improving the municipal market's technical posture. Furthermore, we believe it's quite possible that more assets could be reallocated from the stock market to bonds in the future.

   The California economy continues to strengthen as reflected in the continued improvement in the State's municipal bond rating (recently upgraded to AA- by Fitch). The financial picture is improving in line with the cyclical economic upturn following the recession of the early 1990s. Employment is once again above pre-recession levels and now stands at the highest level in seven years. Because of this resurgence, the 1998 budget contains no tax increase, while significantly increasing higher education funding and other initiatives. Of course, given the current strong economic environment, we are mindful that a reversal of fortunes could again worsen the financial picture should the economy turn downward.

PORTFOLIO OVERVIEW

   The Fund continues to be managed with a cautious approach given both our wary view of the economic fundamentals over the past several months and the ongoing need to maximize dividend distributions. When possible, we have looked for opportunities to increase dividend income, though we see limited opportunities to add incremental income to the Fund. Going forward, we anticipate this factor to be a continuing concern. Meanwhile, we currently will look to lessen market exposure by keeping the portfolio's duration (risk measure) well below that of the Lehman California Index. By maintaining such a defensive posture, some upside price performance has been sacrificed during the rally, but, to a degree, has been offset by the Fund's high income component.

   We will continue to mine for opportunities where we believe that a yield advantage can be generated for shareholders. Unfortunately, the ever-changing landscape in the tax-exempt market is making it more challenging to find appropriate securities for inclusion in the Fund. This fact is evidenced by the narrowing yield spreads between the highest quality (AAA-rated) and lesser-rated bonds. Interestingly, nearly half of the new issuance now comes to market with bond insurance, which generally carries the highest rating. While interest rate swings will influence returns over the short term, we maintain that, over the long run, focusing on the generation of tax-exempt income will continue to be an important determinant of market performance.

                                      Very truly yours,
                                      /s/ Richard J. Moynihan
                                      Richard J. Moynihan
                                      Director, Municipal Portfolio Management
                                      The Dreyfus Corporation

October 20, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
** Some income may be subject to state and local taxes for non-California residents and, for certain shareholders, to the Federal Alternative Minimum Tax (AMT).
***Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Selected Information                              September 30, 1997 (Unaudited)

Market Price per share September 30, 1997...........................     $10 1/4
Shares Outstanding September 30, 1997...............................   4,513,143
American Stock Exchange Ticker Symbol...............................         DCM

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                      Fiscal Year Ended September 30, 1997
      -----------------------------------------------------------------------
          Quarter            Quarter         Quarter           Quarter
           Ended              Ended           Ended             Ended
      December 31, 1996   March 31, 1997   June 30, 1997   September 30, 1997
      -----------------   --------------   -------------   ------------------
High        $8 3/4            $9 1/2           $10              $10 3/8
Low          8 3/16            8 5/16            9 1/16           9 1/2
Close        8 3/8             9 5/16            9 7/8           10 1/4

PERCENTAGE GAIN based on change in Market Price*

October 21, 1988 (commencement of operations)
  through September 30, 1997...........................................  80.81%
October 1, 1992 through September 30, 1997.............................  49.66
October 1, 1996 through September 30, 1997.............................  32.14
January 1, 1997 through September 30, 1997.............................  28.29
April 1, 1997 through September 30, 1997...............................  13.56
July 1, 1997 through September 30, 1997................................   5.42

NET ASSET VALUE PER SHARE

            October 21, 1988 (commencement of operations)..............  $9.22
            September 30, 1996.........................................   9.52
            December 31, 1996..........................................   9.62
            March 31, 1997.............................................   9.46
            June 30, 1997..............................................   9.60
            September 30, 1997.........................................   9.71

PERCENTAGE GAIN based on change in Net Asset Value*

October 21, 1988 (commencement of operations)
  through September 30, 1997...........................................  85.78%
October 1, 1992 through September 30, 1997.............................  41.40
October 1, 1996 through September 30, 1997.............................   8.48
January 1, 1997 through September 30, 1997.............................   5.80
April 1, 1997 through September 30, 1997...............................   5.89
July 1, 1997 through September 30, 1997................................   2.73

-------------
* With dividends reinvested.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                      September 30, 1997


Long-Term Municipal Investments--100.0%                                                         Amount           Value
-------------------------------------------------------------------------------             -------------     -----------
California--97.5%
Bakersfield Central District Development Agency, Tax Allocation Revenue,
  Refunding (Downtown Bakersfield Redevelopment)
  6.625%, 4/1/2015 (Prerefunded 4/1/2003) (a)..................................             $ 1,000,000       $ 1,133,160
California Department of Water Resources, Water System Revenue
  (Central Valley Project) 8.095%, 12/1/2026 (Prerefunded 6/1/2002) (a,b,c)....                 900,000         1,083,375
California Educational Facilities Authority, Revenue (University of San Francisco)
  6.40%, 10/1/2017 (Prerefunded 10/1/2002) (a).................................               1,100,000         1,233,210
California Pollution Control Financing Authority,
  Facilities Revenue (Mobil Oil Corp.) 5.50%, 12/1/2029 (Guaranteed; Mobil Oil Corp)          1,250,000         1,230,800
  SWDR:
    (Browning-Ferris Industries):
      5.80%, 12/1/2016.........................................................               2,000,000         2,040,200
      6.75%, 9/1/2019..........................................................                 600,000           665,994
    (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027.....................               1,000,000         1,104,500
California Public Works Board, LR
  (Various University of California Projects)
  6.60%, 12/1/2022 (Prerefunded 12/1/2002) (a).................................                 800,000           906,640
Capistrano Unified School District, Special Tax
  (Community Facilities District Number 87-1-Aliso Viejo)
  8.375%, 10/1/2020 (Prerefunded 10/1/2000) (a)................................               2,000,000         2,284,100
Compton Community Redevelopment Agency, Tax Allocation Revenue,
  Refunding (Walnut Industrial Park) 8.10%, 8/1/2013 (Prerefunded 8/1/1999) (a)               1,000,000         1,093,760
Costa Mesa City Hall and Public Safety Facilities, Inc., LR (Victoria Street)
  7.60%, 10/1/2018 (Prerefunded 10/1/1997) (a).................................               1,000,000         1,000,100
Duarte, COP (City of Hope National Medical Center)
  6.125%, 4/1/2013.............................................................               1,000,000         1,033,040
Emeryville Public Financing Authority, Revenue
  (Shellmound Park Redevelopment Project) 6.80%, 5/1/2014......................                 500,000           543,920
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  6%, 1/1/2034.................................................................               1,000,000         1,032,120
City of Fresno, Health Facility Revenue, Refunding (Holy Cross Health System Corp.)
  5.625%, 12/1/2018............................................................                 750,000           752,610
City of Highland, Special Tax (Community Facilities District Number 90-1)
  8.60%, 9/1/2015 (Prerefunded 9/1/1998) (a)...................................               2,000,000         2,124,180
Irvine Ranch Water District Joint Powers Agency, Local Pool Revenue
  8.25%, 8/15/2023.............................................................               1,000,000         1,035,150


Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                          September 30, 1997


Long-Term Municipal Investments (continued)                                                     Amount           Value
-------------------------------------------------------------------------------             -------------     -----------
California (continued)

Orange County, Special Tax:
  (Community Facilities District Number 87-5-Rancho Santa Margarita)
    7.80%, 8/15/2013 (Prerefunded 8/15/1998) (a)...............................             $ 1,000,000       $ 1,054,220
  (Community Facilities District Number 88-1-Aliso Viejo)
    8.10%, 8/15/2013 (Prerefunded 8/15/1998) (a)...............................               1,000,000         1,055,960
Palmdale Civic Authority, Tax Allocation Revenue,
  Refunding (Merged Redevelopment Project Areas) 6.60%, 9/1/2034...............               1,000,000         1,124,500
Redwood Empire Financing Authority, COP 6.40%, 12/1/2023.......................               4,000,000         4,180,000
Sacramento Municipal Utility District, Electric Revenue,
  Refunding 7.875%, 8/15/2016 (Prerefunded 8/15/1998) (a)......................               1,500,000         1,582,290
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
  6.75%, 1/1/2032 (Prerefunded 1/1/2003) (a)...................................               1,000,000         1,134,310
San Jose, MFHR 8.373%, 4/1/2012 (b)............................................               2,990,000         3,464,662
Santa Cruz County Public Financing Authority, Tax Allocation Revenue
  6.20%, 9/1/2023..............................................................               2,000,000         2,105,060
Turlock Health Facility, COP, Refunding (Emanuel Medical Center)
  5.75%, 10/15/2023............................................................               2,500,000         2,506,150
Valley Health System, HR, Refunding (Improvement Project)
  6.50%, 5/15/2025.............................................................               2,000,000         2,130,960
Walnut Improvement Agency, Tax Allocation Revenue (Walnut Improvement Project):
  8%, 9/1/2018.................................................................                 230,000           243,600
  8%, 9/1/2018 (Prerefunded 9/1/1998) (a)......................................               1,000,000         1,057,740

U.S. Related--2.5%
Guam Power Authority, Revenue 6.75%, 10/1/2024.................................               1,000,000         1,086,130
                                                                                                              -----------

TOTAL INVESTMENTS
  (cost $39,811,765)...........................................................                               $43,022,441
                                                                                                              -----------
                                                                                                              -----------

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------


Summary of Abbreviations
---------------------------------------------------------------------------------------------
COP        Certificate of Participation             MFHR       Multi-Family Housing Revenue
HR         Hospital Revenue                         SWDR       Solid Waste Disposal Revenue
LR         Lease Revenue



Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
AAA                            Aaa                            AAA                                29.5%
AA                             Aa                             AA                                  7.1
A                              A                              A                                  19.3
BBB                            Baa                            BBB                                34.4
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                       9.7
                                                                                                ------
                                                                                                100.0%
                                                                                                ------
                                                                                                ------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security--the interest rate is subject to change periodically.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At September 30, 1997, this security amounted to $1,083,375 or 2.5% of net assets.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                         September 30, 1997


                                                                                                 Cost            Value
                                                                                            --------------   --------------
ASSETS:                       Investments in securities--See Statement
                                of Investments.................................               $39,811,765      $43,022,441
                              Cash.............................................                                     17,167
                              Interest receivable..............................                                    874,653
                              Prepaid expenses.................................                                      2,550
                                                                                                               -----------
                                                                                                                43,916,811
                                                                                                               -----------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     33,540
                              Accrued expenses.................................                                     45,700
                                                                                                               -----------
                                                                                                                    79,240
                                                                                                               -----------



NET ASSETS.....................................................................                                $43,837,571
                                                                                                               -----------
                                                                                                               -----------


REPRESENTED BY:               Paid-in capital..................................                                $41,725,219
                              Accumulated undistributed investment income--net..                                   851,371
                              Accumulated net realized  gain (loss) on investments                              (1,949,695)
                              Accumulated gross unrealized appreciation
                                on investments.................................                                  3,210,676
                                                                                                               -----------

NET ASSETS.....................................................................                                $43,837,571
                                                                                                               -----------
                                                                                                               -----------

SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized)................                                  4,513,143


NET ASSET VALUE per share......................................................                                      $9.71
                                                                                                                     -----
                                                                                                                     -----



                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------
Statement of Operations                      Year Ended September 30, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                     $2,826,891

EXPENSES:                     Management fee--Note 3(a)..................            $  302,120
                              Directors' fees and expenses--Note 3(c)....                37,562
                              Shareholder servicing costs--Note 3(b).....                23,414
                              Auditing fees..............................                21,923
                              Shareholders' reports......................                11,152
                              Registration fees..........................                 8,500
                              Custodian fees--Note 3(b)..................                 3,619
                              Legal fees.................................                 2,718
                              Miscellaneous..............................                10,407
                                                                                     ----------
                                Total Expenses...........................                                        421,415
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                      2,405,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....            $   49,643
                              Net unrealized appreciation (depreciation)
                                on investments...........................             1,008,582
                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      1,058,225
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $3,463,701
                                                                                                              ----------
                                                                                                              ----------




                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-----------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                              Year Ended          Year Ended
                                                                          September 30, 1997  September 30, 1996
                                                                          ------------------  ------------------
OPERATIONS:
   Investment income--net................................................      $ 2,405,476        $ 3,173,519
   Net realized gain (loss) on investments...............................           49,643         (1,271,943)
   Net unrealized appreciation (depreciation) on investments.............        1,008,582          1,708,455
                                                                               -----------        -----------

      Net Increase (Decrease) in Net Assets Resulting from Operations....        3,463,701          3,610,031
                                                                               -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net................................................       (2,580,508)        (2,214,994)
                                                                               -----------        -----------

CAPITAL STOCK TRANSACTIONS:
   Dividends reinvested--Note 1(c).......................................          107,268                 --
                                                                               -----------        -----------

         Total Increase (Decrease) in Net Assets.........................          990,461          1,395,037


NET ASSETS:
   Beginning of Period...................................................       42,847,110         41,452,073
                                                                               -----------        -----------
   End of Period.........................................................      $43,837,571        $42,847,110
                                                                               -----------        -----------
                                                                               -----------        -----------
Undistributed investment income--net.....................................      $   851,371        $ 1,026,403
                                                                               -----------        -----------


                                                                                  Shares             Shares
                                                                               -----------        -----------

CAPITAL SHARE TRANSACTIONS:

      Increase in Shares Outstanding as a Result of Dividends Reinvested.           11,122                 --
                                                                               -----------        -----------
                                                                               -----------        -----------




                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                              Year Ended September 30,
                                                                     ------------------------------------------
PER SHARE DATA:                                                      1997     1996      1995      1994     1993
                                                                     ----     ----      ----      ----     ----
   Net asset value, beginning of period....................          $9.52    $9.21     $8.98     $9.98    $9.40
                                                                     -----    -----     -----     -----    -----
   Investment Operations:
   Investment income--net..................................            .53      .70       .52       .56      .62
   Net realized and unrealized gain (loss) on investments..            .23      .10       .30      (.98)     .56
                                                                     -----    -----     -----     -----    -----
   Total from Investment Operations........................            .76      .80       .82      (.42)    1.18

   Distributions:
   Dividends from investment income--net...................           (.57)    (.49)     (.54)     (.58)    (.60)
   Dividends from net realized gain on investments.........             --       --      (.05)       --       --
                                                                     -----    -----     -----     -----    -----

   Total Distributions.....................................           (.57)    (.49)     (.59)     (.58)    (.60)
                                                                     -----    -----     -----     -----    -----

   Net asset value, end of period..........................          $9.71    $9.52     $9.21     $8.98    $9.98
                                                                     -----    -----     -----     -----    -----

   Market value, end of period.............................        $10 1/4   $8 1/4   $8 3/16    $8 1/8  $10 1/8
                                                                   -------   ------   -------    ------  -------
                                                                   -------   ------   -------    ------  -------

TOTAL INVESTMENT RETURN*...................................          32.14%    6.86%     8.12%   (14.64%)  14.84%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................            .98%    1.06%     1.06%     1.02%    1.06%
   Ratio of net investment income to average net assets....           5.57%    7.53%     5.95%     6.01%    6.45%
   Portfolio Turnover Rate.................................          26.38%    3.30%    13.80%    33.65%   15.54%
   Net Assets, end of period (000's Omitted)...............        $43,838  $42,847   $41,452   $40,441  $44,658

---------------
* Calculated based on market value.




                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus California Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

   On September 29, 1997, the Board of Directors declared a cash dividend of $.05 per share from investment income-net, payable on October 27, 1997 to shareholders of record as of the close of business on October 13, 1997.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,949,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, $727,000 of the carryover expires in fiscal 2004 and $1,222,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1997.

   (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $11,550 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $3,619 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997, amounted to $11,865,609 and $11,116,540, respectively.

   At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus California Municipal Income, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Municipal Income, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP

New York, New York
October 31, 1997

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (Unaudited)

   Under the Fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

   A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

   A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

   The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

   The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

   The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

Dreyfus California Municipal Income, Inc.
--------------------------------------------------------------------------------
Proxy Results (Unaudited)

   Shareholders voted on the following proposals presented at the annual shareholders' meeting held on September 12, 1997. The description of each proposal and the number of shares voted are as follows:

                                                          Shares
                                                          ------
                                                     For     Authority Withheld
                                                  ---------  ------------------

1. To elect three Class I Directors:*
     Lucy Wilson Benson........................   3,431,612        51,989
     David W. Burke............................   3,432,876        50,725
     Martin D. Fife............................   3,431,276        52,325

                                                            Shares
                                                            ------
                                                    For     Against   Abstained
                                                 ---------  -------   ---------
2. To ratify the selection of Ernst & Young LLP
   as independent auditors of the Fund.......... 3,446,857   4,755     31,989

------------
* The terms of these Class I Directors expire in 2000.

                             OFFICERS AND DIRECTORS
                    DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                                 200 Park Avenue
                               New York, NY 10166


DIRECTORS
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

OFFICERS
President and Treasurer
   Marie E. Connolly
Vice President and Assistant Treasurer
   Richard W. Ingram
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President and Assistant Treasurer
   Michael Petrucelli
Vice President and Assistant Treasurer
   Joseph F. Tower, III
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Elizabeth Keeley

PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER
The Dreyfus Corporation

CUSTODIAN
Mellon Bank, N.A.

COUNSEL
Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.

STOCK EXCHANGE LISTING
AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE
10/21/88

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business section under the heading "Closed-End Bond Funds--Single State Municipal Bond Funds" every Sunday.

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
--------------------------------------------------------------------------------

Dreyfus California Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660



Printed in U.S.A.                      857AR979